EXHIBIT 99.1

News Release

Pioneer Southwest Energy Partners L.P.

Reports Second Quarter Results

Dallas, Texas, August 4, 2008 -- Pioneer Southwest Energy Partners L.P. (“Pioneer Southwest”) (NYSE:PSE) today announced financial results for the quarter ending June 30, 2008.

Net income for the second quarter was $26 million. Income since the May 6, 2008 closing date of the initial public offering was $16 million or $.53 per common unit. Oil and gas sales for the second quarter averaged 5,006 barrels oil equivalent per day (BOEPD).

Cash flow from operating activities for the period was $35 million of which approximately $16 million was attributable to operations from May 6 through June 30.

Second quarter oil sales averaged 3,046 barrels per day (BPD), natural gas liquids (NGLs) sales averaged 1,135 BPD and gas sales averaged 5.0 million cubic feet per day (MMCFPD).

The reported second quarter average price for oil was $116.54 per barrel. The price for natural gas liquids was $50.05 per barrel. The reported price for gas was $7.81 per thousand cubic feet (MCF). The average prices reported for the second quarter include hedging results from May 6 through June 30.

Pioneer Southwest previously announced a cash distribution of $.31 per outstanding common unit for the quarter ended June 30. The distribution is payable August 12, 2008 to holders of record at the close of business on July 29, 2008. This distribution reflects an annual distribution rate of $2.00 per common unit, pro rated from the May 6 closing date through June 30.

Financial Outlook

Third quarter 2008 production is forecasted to average 4,900 BOEPD to 5,100 BOEPD. Third quarter production costs (including production and ad valorem taxes and transportation costs) are expected to average $24.00 to $27.00 per BOE based on current NYMEX strip prices for oil, NGLs and gas. Depreciation, depletion and amortization expense is expected to average $3.50 to $4.00 per BOE.

General and administrative expense is expected to be $1 million to $2 million. Interest expense and accretion of discount on asset retirement obligations are both expected to be nominal.

Pioneer Southwest’s third quarter cash taxes and effective income tax rate are expected to be approximately 1%as a result of Pioneer Southwest being subject to the Texas Margin tax.

Earnings Conference Call

On Tuesday, August 5 at 12:30 p.m. Eastern Time, Pioneer Southwest will discuss its financial and operating results with an accompanying presentation. The call will be webcast on Pioneer Southwest’s website, www.pioneersouthwest.com. The presentation will soon be available on Pioneer Southwest’s website for preview in advance of the call.At the website, select

‘INVESTORS’ at the top of the page. For those who cannot listen to the live broadcast, a replay will be available shortly after the call. Or you may choose to dial (877) 795-3610 (confirmation code: 1064543) to listen to the call by telephone and view the accompanying visual presentation at the website above. A telephone replay will be available by dialing (888) 203-1112 (confirmation code: 1064543).

Pioneer Southwest is a Delaware limited partnership formed by Pioneer Natural Resources Company to own and acquire oil and gas assets in its area of operations. This area includes onshore Texas and eight counties in the southeast region of New Mexico.

Except for historical information contained herein, the statements in this News Release are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer Southwest are subject to a number of risks and uncertainties that may cause Pioneer Southwest’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, the effectiveness of Pioneer Southwest's commodity price hedging strategy, reliance on Pioneer Natural Resources Company and its subsidiaries to manage Pioneer Southwest's business and identify and evaluate acquisitions, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of operations, access to and availability of transportation, processing and refining facilities, Pioneer Southwest's ability to replace reserves, including through acquisitions, and implement its business plans, uncertainties associated with acquisitions, access to and cost of capital, uncertainties about estimates of reserves, the assumptions underlying production forecasts, quality of technical data and environmental and weather risks. These and other risks are described in Pioneer Southwest's final prospectus dated April 30, 2008 (File No. 333-144868) and filed on May 1, 2008 with the Securities and Exchange Commission (the "SEC") pursuant to Rule 424(b)(4) under the Securities Act of 1933 (the "Prospectus"), as well as Pioneer Southwest’s 10-Q Reports and other filings with the Securities and Exchange Commission. In addition, Pioneer Southwest may be subject to currently unforeseen risks that may have a materially adverse impact on it. Pioneer Southwest undertakes no duty to publicly update these statements except as required by law.

Pioneer Southwest Energy Partners L.P. Contacts:

Investors-

Frank Hopkins – 972-969-4065

Matt Gallagher – 972-969-4017

Media and Public Affairs-

Susan Spratlen – 972-969-4018

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30,	December 31,
	2008	2007

ASSETS

Current assets:
Cash and cash equivalents	$12,461	$—
Accounts receivable, net	17,235	14,183
Prepaid expenses	285	—

Total current assets	29,981	14,183

Property, plant and equipment, at cost:
Oil and gas properties, using the successful efforts method of accounting	218,125	218,930
Accumulated depletion, depreciation and amortization	(80,519)	(76,171)

Total property, plant and equipment	137,606	142,759

Deferred income taxes	878	—
Other assets, net	921	—

	$169,386	$156,942

LIABILITIES AND PARTNERS' EQUITY

Current liabilities:
Accounts payable:
Trade	$8,245	$3,129
Due to affiliates	6,701	—
Income taxes payable	170	677
Derivative obligations	42,248	—
Other current liabilities	122	156

Total current liabilities	57,486	3,962

Derivative obligations	52,328	—
Deferred income taxes	—	463
Other liabilities	1,491	1,444
Partners' and owner's equity	58,081	151,073

	$169,386	$156,942

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per unit data)

	Three months ended June 30, 2008
	Partnership			Partnership
	Predecessor (1)	Partnership		Predecessor (1)
	Period from	Period from		Three months
	April 1, 2008	May 6, 2008		ended
	through	through		June 30,
	May 5, 2008	June 30, 2008	Combined	2007

Revenues:
Oil	$12,249	$20,050	$32,299	$18,125
Natural gas liquids	1,997	3,171	5,168	3,900
Gas	1,263	2,260	3,523	2,568
Interest income	—	9	9	—
	15,509	25,490	40,999	24,593
Costs and expenses:
Production:
Lease operating expenses	2,320	4,658	6,978	5,001
Production and ad valorem taxes	1,140	1,969	3,109	2,282
Workover	437	527	964	956
Depletion, depreciation and amortization	620	1,021	1,641	2,162
General and administrative	459	1,003	1,462	1,069
Accretion of discount on asset retirement obligations	10	20	30	27
Interest	—	236	236	—
	4,986	9,434	14,420	11,497

Income before taxes	10,523	16,056	26,579	13,096
Income tax provision	(109)	(170)	(279)	(141)
Net income	$10,414	$15,886	$26,300	$12,955

Net income allocation:
General partner's interest in net income		$16
Limited partners' interest in net income		$15,870
Net income per common unit – basic and diluted		$0.53

Weighted average common units outstanding – basic and diluted		30,009

____________

(1)

"Partnership Predecessor" financial results are presented in these unaudited condensed statements of operations for periods prior to May 6, 2008 because they represent the carve out operating results of the predecessor entity prior to Pioneer Southwest Energy Partners L.P. (the "Partnership") completing its initial public offering on May 6, 2008. The Partnership's initial public offering of 9,487,500 common units representing limited partnership interests in the Partnership were sold at $19.00 per unit, or $17.67 per unit after payment of an underwriting discount (the "Offering"). To effect the Offering, Pioneer Natural Resources Company (together with its subsidiaries, "Pioneer") (i) contributed to the Partnership a portion of its interest in Pioneer Southwest Energy Partners USA LLC ("Pioneer Southwest USA"), which is a subsidiary through which Pioneer owned certain oil and gas properties located in the Spraberry field in the Permian Basin of West Texas, for additional general and limited partner interests in the Partnership, (ii) sold its remaining interest in Pioneer Southwest USA for $141.1 million to the Partnership and (iii) sold incremental working interests in certain of the oil and gas properties owned by Pioneer Southwest USA to the Partnership for $22.0 million.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per unit data)

	Six months ended June 30, 2008
	Partnership			Partnership
	Predecessor (1)	Partnership		Predecessor (1)
	Period from	Period from		Six months
	January 1, 2008	May 6, 2008		ended
	through	through		June 30,
	May 5, 2008	June 30, 2008	Combined	2007

Revenues:
Oil	$40,983	$20,050	$61,033	$35,448
Natural gas liquids	6,725	3,171	9,896	7,199
Gas	3,992	2,260	6,252	4,898
Interest income	—	9	9	—
	51,700	25,490	77,190	47,545
Costs and expenses:
Production:
Lease operating expenses	7,930	4,658	12,588	9,807
Production and ad valorem taxes	3,877	1,969	5,846	4,467
Workover	1,451	527	1,978	1,316
Depletion, depreciation and amortization	2,382	1,021	3,403	4,342
General and administrative	1,690	1,003	2,693	2,162
Accretion of discount on asset retirement obligations	39	20	59	53
Interest	—	236	236	—
	17,369	9,434	26,803	22,147

Income before taxes	34,331	16,056	50,387	25,398
Income tax provision	(358)	(170)	(528)	(275)
Net income	$33,973	$15,886	$49,859	$25,123

Net income allocation:
General partner's interest in net income		$16
Limited partners' interest in net income		$15,870
Net income per common unit – basic and diluted		$0.53

Weighted average common units outstanding – basic and diluted		30,009

_____________

(1)

"Partnership Predecessor" financial results are presented in these unaudited condensed statements of operations for periods prior to May 6, 2008 because they represent the carve out operating results of the predecessor entity prior to Pioneer Southwest Energy Partners L.P. (the "Partnership") completing its initial public offering on May 6, 2008. The Partnership's initial public offering of 9,487,500 common units representing limited partnership interests in the Partnership were sold at $19.00 per unit, or $17.67 per unit after payment of an underwriting discount (the "Offering"). To effect the Offering, Pioneer Natural Resources Company (together with its subsidiaries, "Pioneer") (i) contributed to the Partnership a portion of its interest in Pioneer Southwest Energy Partners USA LLC ("Pioneer Southwest USA"), which is a subsidiary through which Pioneer owned certain oil and gas properties located in the Spraberry field in the Permian Basin of West Texas, for additional general and limited partner interests in the Partnership, (ii) sold its remaining interest in Pioneer Southwest USA for $141.1 million to the Partnership and (iii) sold incremental working interests in certain of the oil and gas properties owned by Pioneer Southwest USA to the Partnership for $22.0 million.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three months ended		Six months ended
	June, 30		June, 30
	2008	2007	2008	2007

Cash flows from operating activities:
Net income	$26,300	$12,955	$49,859	$25,123
Adjustments to reconcile net income to net cash
provided by operating activities:
Depletion, depreciation and amortization	1,641	2,162	3,403	4,342
Deferred income taxes	(1)	(11)	(6)	9
Accretion of discount on asset retirement obligations	30	27	59	53
Interest expense	39	—	39	—
Amortization of unit-based compensation	27	—	27	—
Change in operating assets and liabilities:
Accounts receivable, net	(2,295)	(1,836)	(3,525)	(1,997)
Prepaid expenses	(285)	—	(285)	—
Accounts payable	10,578	1,642	11,663	2,978
Income taxes payable	(760)	157	(507)	266
Net cash provided by operating activities	35,274	15,096	60,727	30,774
Net cash used in investing activities	(163,243)	(2,072)	(163,326)	(6,761)
Net cash provided by (used in) financing activities	140,429	(13,024)	115,059	(24,013)
Net increase in cash and cash equivalents	12,460	—	12,460	—
Cash and cash equivalents, beginning of period	1	—	1	—
Cash and cash equivalents, end of period	$12,461	$—	$12,461	$—

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

UNAUDITED SUMMARY PRODUCTION AND PRICE DATA

	Three months ended		Six months ended
	June 30,		June 30,
	2008	2007	2008	2007
Average Daily Sales Volumes:
Oil (Bbls) —	3,046	3,182	3,148	3,246

Natural gas liquids (Bbls) —	1,135	1,223	1,140	1,236

Gas (Mcf) —	4,955	5,178	4,920	5,075

Total (BOE) —	5,006	5,268	5,108	5,328

Average Reported Prices (a):
Oil (per Bbl) —	$116.54	$62.60	$106.52	$60.00

Natural gas liquids (per Bbl) —	$50.05	$35.04	$47.69	$31.99

Gas (per Mcf) —	$7.81	$5.45	$6.98	$5.30

Total (BOE) —	$89.98	$51.30	$83.02	$49.03

_____________

(a)

During periods prior to May 6, 2008, the oil, NGL and gas sales of the Partnership were not hedged. Average prices of the three and six month periods ended June 30, 2008 include the Partnership's hedging activities beginning on May 6, 2008. The Partnership's reported prices include the effective portions of May and June 2008 derivative hedge settlements adjusted for the fair value portion of such derivatives on May 6, 2008. The fair values of hedge obligations novated to the Partnership on May 6, 2008 represented an aggregate liability of $37.2 million.

NOVATED HEDGE LOSSES (a)

(in thousands)

	2008
	Second	Third	Fourth
	Quarter	Quarter	Quarter	2009	2010	Total

Oil	$2,424	$3,656	$3,656	$12,637	$8,528	$30,901
NGL	205	309	309	1,364	948	3,135
Gas	195	294	294	1,746	684	3,213

Total novated hedges	$2,824	$4,259	$4,259	$15,747	$10,160	$37,249

_____________

(a)	Novated hedge losses were settled or will be settled in the indicated periods.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

UNAUDITED SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES

(in thousands)

EBITDAX and distributable cash flow (as defined below) are presented herein and reconciled to the generally accepted accounting principle ("GAAP") measures of net cash provided by operating activities and net income. Management of Pioneer Southwest Energy Partners LP believes these financial measures provide additional information to the investment community about the Partnership's ability to generate sufficient cash flow to sustain or increase distributions to its unitholders, among other items. In particular, EBITDAX is used in the Partnership's credit facility to determine the interest rate that we will pay on outstanding borrowings and to determine compliance with the leverage and interest coverage tests. EBITDAX and distributable cash flow should not be considered as alternatives to net cash provided by operating activities, as defined by GAAP.

Period from
May 6, 2008
through
June 30, 2008

Net cash provided by operating activities	$16.363
Add (deduct):
Depletion, depreciation and amortization	(1,021)
Accretion of discount on asset retirement obligations	(20)
Interest expense	(39)
Amortization of unit-based compensation	(27)
Changes in operating assets and liabilities	630

Net income	15,886
Add:
Depletion, depreciation and amortization	1,021
Accretion of discount on asset retirement obligations	20
Interest expense	236
Income tax provision	170
Amortization of unit-based compensation	27

EBITDAX (a)	17,360
Deduct:
Cash interest expense	(197)
Current income taxes	(170)
Cash payments on novated hedges	(2,824)
Cash reserves for acquisitions	(3,814)

Distributable cash flow (b)	$10,355

_____________

(a)

"EBITDAX" represents earnings before depletion, depreciation and amortization expense; accretion of discount on asset retirement obligations; interest expense; income taxes; and amortization of unit-based compensation.

(b)

Distributable cash flow equals EBITDAX less cash interest expense, current income taxes, payments on novated hedges and the Partnership's estimated reserve for acquisitions to maintain production levels.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

SUPPLEMENTAL INFORMATION

Open Commodity Hedge Positions as of August 1, 2008

	2008
	Third	Fourth
	Quarter	Quarter	2009	2010	2011

Average Daily Oil Production Hedged:
Swap Contracts:
Volume (Bbl)	2,500	2,500	2,500	2,000	—
NYMEX price (Bbl)	$101.79	$101.79	$99.26	$98.32	$—
Collar Contracts:
Volume (Bbl)	—	—	—	—	2,000
NYMEX price (Bbl):
Ceiling	$—	$—	$—	$—	$170.00
Floor	$—	$—	$—	$—	$115.00
Average Daily Natural Gas Liquid
Production Hedged:
Swap Contracts:
Volume (Bbl)	500	500	500	500	—
Blended index price (Bbl) (a)	$57.15	$57.15	$53.08	$52.67	$—
Average Daily Gas Production Hedged:
Swap Contracts:
Volume (MMBtu)	2,500	2,500	2,500	2,500	—
NYMEX price (MMBtu) (b)	$10.00	$10.00	$9.52	$9.01	$—

_____________

(a)	Represents blended Mont Belvieu posted price per Bbl.
(b)	Approximate NYMEX price based on the differential to the index price at the time the derivative was entered into.